UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 4, 2005

DYNAVAX TECHNOLOGIES
CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50577	33-0728374

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2929 Seventh Street, Suite 100, Berkeley, CA	94710

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 848-5100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.20
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.

     On January 4, 2005, Dynavax Technologies Corporation (“Dynavax” or the “Registrant”) entered into a Management Continuity and Severance Agreement (the “Agreement”) with Deborah A. Smeltzer, the Registrant’s Vice President, Operations and Chief Financial Officer, as further described below. A copy of the Agreement is attached hereto as Exhibit 10.20 and incorporated by reference herein.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 5, 2005, the Registrant issued a press release announcing that Ms. Smeltzer, age 51, had joined Dynavax as Vice President, Operations and Chief Financial Officer, effective January 4, 2005. Prior to joining Dynavax, Ms. Smeltzer served as Vice President and General Manager of the Genetic Analysis business of Applied Biosystems, Inc., an operating group of Applera Corporation. While at Applied Biosystems, Ms. Smeltzer built the growth strategy and business plan for the genomics applications products business and previously served as Vice President, Finance for the organization. Prior to Applied Biosystems, Ms. Smeltzer served as Chief Financial Officer and Vice President for Genset S.A., a Paris-based global genomics company. Ms. Smeltzer earned her MBA from Stanford University Graduate School of Business, and both her B.S. in Biological Sciences and her M.S. in Medical Microbiology from the University of California, Irvine. A copy of the press release announcing the appointment of Ms. Smeltzer is attached hereto as Exhibit 99.1.

     In connection with Ms. Smeltzer’s appointment, the Registrant and Ms. Smeltzer entered into the Agreement referenced in Item 1.01 above. Under the terms of the Agreement, if Ms. Smeltzer is terminated without cause or is otherwise terminated involuntarily, she is entitled to a severance payment equal to six months salary, payable over six months, six months of paid COBRA continuation coverage and an additional six months’ vesting of her option to purchase Dynavax stock. In the event of death or disability, the Agreement provides that the exercise period of all vested options will be extended to twelve months from the date of termination due to such death or disability. In addition, the Registrant agreed to accelerate by two years the vesting of any stock options held by Ms. Smeltzer as of and upon a change in control of Dynavax if she either accepts a position with the successor company or is not offered an executive position with the successor company. If Ms. Smeltzer is terminated within twenty-four months following such a change in control, she is also entitled to a severance payment equal to twelve months of her base salary, payable over twelve months, plus her target incentive bonus and twelve months of paid continued COBRA continuation coverage. This description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.20 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.20	Management Continuity and Severance Agreement, dated as of January 4, 2005, between the Registrant and Deborah A. Smeltzer.

99.1	Press release issued by the Registrant, dated January 5, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: January 5, 2005	By:	/s/ Timothy G. Henn
Timothy G. Henn
Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description
10.20	Management Continuity and Severance Agreement, dated as of January 4, 2005, between the Registrant and Deborah A. Smeltzer.

99.1	Press release issued by the Registrant, dated January 5, 2005.